UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

Image Sensing Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-26056	41-1519168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (651) 603-7700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)   On May 11, 2017, Image Sensing Systems, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders. Of the 5,094,473 shares of the Company’s common stock outstanding and entitled to vote, 4,584,046 shares, or 90%, were represented at the meeting.

(b)   During the annual meeting, the shareholders voted on the following matters:

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Andrew T. Berger	2,976,310	16,374	1,591,362
James W. Bracke	2,608,632	384,052	1,591,362
Geoffrey C. Davis	2,977,010	15,674	1,591,362
Paul F. Lidsky	2,681,012	311,672	1,591,362

Proposal 2.  Ratification of appointment of our Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain
4,551,542	12,093	20,411

Proposal 3. Advisory vote to approve the compensation of our named executive officers.

      Votes For                 Votes Against                      Abstain                     Broker Non-Votes

     2,933,886                      41,614                            17,184                          1,591,362

Proposal 4. Approve the adoption of a Section 382 amendment to our rights agreement designed to preserve our net operating loss carryforwards and other tax benefits.

       Votes For                   Votes Against                   Abstain                    Broker Non-Votes

     2,843,424                      144,576                         4,684                           1,591,362

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Sensing Systems, Inc.

Date:  May 16, 2017

                                                                                                                                                                    By /s/ Richard A. Ehrich

                                                                                                                                                                             Richard A. Ehrich

                                                                                                                                                                             Chief Financial Officer

                                                                                                                                                                             (Principal Financial Officer

                                                                                                                                                                             And Principal Accounting Officer)

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